UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2005

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	000-10792 (Commission File Number)	35-1562417 (IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana (Address of Principal Executive Offices)	46360 (Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 10, 2005, Horizon Bancorp (the “Company”) completed its acquisition of Alliance Financial Corporation. Also on that date, Alliance Financial Corporation’s wholly owned subsidiary, Alliance Banking Company, was merged into the Company’s wholly owned subsidiary, Horizon Bank, N.A. Additional information on the acquisitions is included in the press release attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated Jne 10, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 10, 2005

Horizon Bancorp By: /s/ James H. Foglesong ———————————————————— James H. Foglesong, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Press Release dated June 10, 2005.	Attached